Exhibit 1 to Schedule 13D for
                           DecisionOne Holdings Corp.

                                    AGREEMENT

         Agreement made this 21st day of August, 1997, by and between each of the undersigned.

         WHEREAS, each of the undersigned is required to file a Schedule 13D with respect to ownership of securities in DecisionOne Holdings Corp.; and

         WHEREAS, each of the undersigned is individually eligible to use this
Schedule 13D;

         NOW, THEREFORE, the undersigned agree to file only one Schedule 13D reflecting their combined beneficial ownership of securities in DecisionOne Holdings Corp.


                           THOMAS H. LEE EQUITY FUND III, L.P.
                           By: THL Equity Advisors III Limited Partnership, its General Partner
                           By:  THL Equity Trust III, its General Partner


                           By:  /s/ Scott A. Schoen
                           Name:  Scott A. Schoen
                           Title:    Vice President

                           THOMAS H. LEE FOREIGN FUND III, L.P.
                           By: THL Equity Advisors III Limited Partnership, its General Partner
                           By:  THL Equity Trust III, its General Partner


                           By:  /s/ Scott A. Schoen
                           Name:  Scott A. Schoen
                           Title:    Vice President
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                           THOMAS H. LEE EQUITY ADVISORS III
                           LIMITED PARTNERSHIP
                           By:  THL Equity Trust III, its General Partner


                           By:  /s/ Scott A. Schoen
                           Name:  Scott A. Schoen
                           Title:    Vice President


                           THL EQUITY TRUST III


                           By:  /s/ Scott A. Schoen
                           Name:  Scott A. Schoen
                           Title:    Vice President


                           THL CO-INVESTORS III-A, LLC


                           By:  /s/ Scott A. Schoen


                           THL CO-INVESTORS III-B, LLC


                           By:  /s/ Scott A. Schoen